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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                       CURRENT REPORT PURSUANT TO SECTION
               13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 13, 2004

                          FIVE STAR QUALITY CARE, INC.
                          ----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
                           --------------------------
                          (State or other jurisdiction
                                of incorporation)


       Commission File No. 1-16817                           04-3516029
       ---------------------------                           ----------
                                                           (IRS Employer
                                                        Identification No.)

 400 Centre Street, Newton, Massachusetts                      02458
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(Address of Principal Executive Offices)                     (Zip Code)

         Registrant's telephone number, including area code: (617) 796-8387

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS

         On December 13, 2004, we changed the transfer agent for our shares of stock from EquiServe Trust Company, N.A. to Wells Fargo Bank, National Association, or Wells Fargo. Wells Fargo now serves as our transfer agent and registrar. Additionally, Wells Fargo now is successor Rights Agent under the Rights Agreement, dated March 10, 2004, relating to our shareholder protection rights plan.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

4.1 Appointment of Successor Rights Agent, dated as of December 13, 2004, by and between Five Star Quality Care, Inc. and Wells Fargo Bank, National Association. (Filed herewith)





                            [Signature Page Follows]

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FIVE STAR QUALITY CARE, INC.



                                            By: /s/ Bruce J. Mackey Jr.
                                            Name:  Bruce J. Mackey Jr.
                                            Title: Treasurer and Chief Financial
                                                   Officer
Date:  December 13, 2004